UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2015

U.S. Rare Earth Minerals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-154912	26-2797630
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6430 Medical Center St., Suite 230, Las Vegas, Nevada	89148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-551-1989

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

General

On April 8, 2015, the Board of Directors voted to defer filing a Form 15 as previously announced.

Item 3.03. Material Modification to Rights of Security Holders.

The Board of Directors of U.S. Rare Earth Minerals, Inc., a Nevada corporation (the “Company”), approved, with Shareholder Consent amending the Articles of Incorporation to change the number of authorized common shares from 6,000,000 to 300,000,000 to become effective on April 9, 2015.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors, on April 9, 2014, accepted the resignation of CEO and Chairman Dennis Cullison.

Exhibit Number	Description

3.1	Certificate of Change Pursuant to Nevada Revised Statutes Section 78.209, as filed by U.S. Rare Earth Minerals, Inc. with the Secretary of State of the State of Nevada on April 9, 2015.

99.1	Press Releases of U.S. Rare Earth Minerals, Inc., dated April 10, 2015. (Amendment to Articles)

Press Releases of U.S. Rare Earth Minerals, Inc., dated April 9, 2015. (Resignation)

Press Releases of U.S. Rare Earth Minerals, Inc., dated April 8, 2015. (Defers Filing Form 15))

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RARE EARTH MINERALS, INC.

By:	/s/ Michael Herod
Name:	Michael Herod
Title:	President and Director
Dated:	April 13, 2015

By:	/s/ Larry Bonafide
Name:	Larry Bonafide
Title:	Chief Financial Officer and Director
Dated:	April 13, 2015

3